Exhibit 24.2


                                Exhibit No. 24.2

                    Consent of Independent Public Accountant

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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT




XDOGS, INC.



We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement of our report dated June 26, 2000 relating to the consolidated financial statements of XDOGS, INC. appearing the Company's Annual Report on Form 10-KSB for the year ended March 31, 2000.




By:  /s/  McGladrey & Pullen, LLP
---------------------------------
          McGladrey & Pullen, LLP
          Minneapolis, Minnesota
          January 9, 2001